                                                                     Exhibit (s)



                                POWER OF ATTORNEY



We, the undersigned officers and Trustees of Eaton Vance Tax-Managed Premium and Dividend Income Fund, a Massachusetts business trust, do hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr. or James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, Registration Statements and any and all amendments (including post-effective amendments) to such Registration Statements on Form N-2 filed by Eaton Vance Tax-Managed Premium and Income Opportunities Fund with the Securities and Exchange Commission in respect of any class of shares of beneficial interest and other documents and papers relating thereto.



IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.



Signature                        Title                                   Date


/s/ Duncan W. Richardson         President and Principal                 November 14, 2005
-----------------------------    Executive Officer
Duncan W. Richardson


/s/ Barbara E. Campbell          Treasurer and Principal Financial       November 14, 2005
-----------------------------    and Accounting Officer
Barbara E. Campbell


/s/ Benjamin C. Esty             Trustee                                 November 14, 2005
-----------------------------
Benjamin C. Esty


/s/ James B. Hawkes              Trustee                                 November 14, 2005
-----------------------------
James B. Hawkes


/s/ Samuel L. Hayes, III         Trustee                                 November 14, 2005
-----------------------------
Samuel L. Hayes, III


/s/ William H. Park              Trustee                                 November 14, 2005
-----------------------------
William H. Park


/s/ Ronald A. Pearlman           Trustee                                 November 14, 2005
-----------------------------
Ronald A. Pearlman


/s/ Norton H. Reamer             Trustee                                 November 14, 2005
-----------------------------
Norton H. Reamer


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

Signature                        Title                                   Date

/s/ Lynn A. Stout                Trustee                                 November 14, 2005
-----------------------------
Lynn A. Stout


/s/ Ralph F. Verni               Trustee                                 November 14, 2005
-----------------------------
Ralph F. Verni


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